Exhibit 10.3

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (hereinafter, this “Agreement”) is entered into as of December 20, 2017, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2013 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that it is projecting that it will fail to (a) make the payment due on December 20, 2017 under the 1.75 Lien Debt Documents, (b) make the payment due on December 29, 2017 under the Second Lien Debt Documents and (c) maintain (i) the minimum liquidity required under Section 7.11(a) of the Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017, (ii) the Interest Coverage Ratio required under Section 7.11(b) as of the last day of the fiscal quarter ended December 31, 2017 and (iii) the leverage ratio required under Section 7.11(c) of the Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017, which will, upon the occurrence thereof, in each case, result in the occurrence of an Event of Default under clause (d) of Article IX of the Credit Agreement (the “Specified Events of Default” and each individually, a “Specified Event of Default”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders forbear from exercising their rights and remedies under the Loan Documents arising as a result of the Specified Events of Default; and

WHEREAS, the Administrative Agent and the Required Lenders have agreed to forbear from exercising their rights and remedies upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Specified Events of Default

1.01 Effect of Specified Events of Default. Each Credit Party hereby acknowledges, confirms and agrees that (a) the Borrower may fail to (i) make the payment due on December 20, 2017 under the 1.75 Lien Debt Documents, (ii) make the payment due on December 29, 2017

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under the Second Lien Debt Documents and (iii) maintain (A) the minimum liquidity required under Section 7.11(a) of the Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017, (B) the Interest Coverage Ratio required under Section 7.11(b) as of the last day of the fiscal quarter ended December 31, 2017 and (C) the leverage ratio required under Section 7.11(c) of the Credit Agreement as of the last day of the fiscal quarter ended December 31, 2017 and (b) upon the occurrence thereof, each of the Specified Events of Default will constitute an Event of Default under and as defined in the Credit Agreement, entitling the Administrative Agent and the Lenders to exercise their rights and remedies under the Loan Document.

1.02 No Other Known Defaults. Each party hereto acknowledges that, as of the date of this Agreement, it has no knowledge of the existence on the date hereof of any Defaults or Events of Default other than the Specified Events of Default.

ARTICLE II

Forbearance; Certain Agreements

2.01 Forbearance. Subject to the satisfaction of each condition precedent set forth in Section 4.01 hereof, and in reliance upon the representations, warranties and covenants of the Borrower and the Guarantor contained in this Agreement and subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby agree to forbear from exercising any of their rights and remedies under the Loan Documents against any Credit Party arising as a result of the Specified Events of Default (the “Forbearance”), until the earlier to occur of (a) 11:59 p.m. (central time) on January 15, 2018, (b) the occurrence or existence of a Default or Event of Default other than the Specified Events of Default, (c) the occurrence of any default in the performance by the Borrower or any other Credit Party with respect to the obligations and covenants under this Agreement, (d) any forbearance granted under the 1.5 Lien Notes Documents, the 1.75 Lien Debt Documents or the Second Lien Debt Documents ceasing to be effective or otherwise terminates and (e) the date this Agreement otherwise terminates pursuant to the terms and conditions set forth herein (the “Forbearance Termination Date” and, the period during which the Forbearance is in effect in accordance with the terms of this Agreement, the “Forbearance Period”).

2.02 No Waiver; Reservation of Rights. Nothing contained in this Agreement shall be construed as a waiver or forgiveness by the Administrative Agent or any Lender of any Specified Event of Default, as a cure of any Specified Event of Default, or, except as otherwise expressly provided herein, as a limitation or restriction of the rights of the Administrative Agent and the Lenders to exercise any available right or remedy in accordance with the Loan Documents (x) with respect to any Specified Event of Default or (y) with respect to any other Default or Event of Default under and as defined in the Credit Agreement, whether now existing or hereafter occurring, as against or with respect to any Person, including the Borrower and the Guarantor. The Forbearance and the Forbearance Period shall automatically terminate on the Forbearance Termination Date without further notice, and at any time from and after the Forbearance Termination Date, the Administrative Agent and the Lenders shall be entitled to exercise their rights and remedies under the Loan Documents without further notice, including with respect to any Specified Event of Default.

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2.03 Binding Effect of Loan Documents. Except as limited and/or modified by this Agreement, the Loan Documents shall be deemed to be in full force and effect, including during the Forbearance Period, and all provisions of the Loan Documents relating to the rights and remedies of the Administrative Agent and the Lenders shall continue to be in effect until such time as all Obligations have been finally paid in full in cash and the Credit Agreement has been terminated in accordance with the terms thereof.

ARTICLE III

Other Agreements

3.01 Loans and Letters of Credit. By signing below the Borrower hereby acknowledges and agrees that so long as the Forbearance is in effect, and so long as any Default or Event of Default (including any Specified Event of Default) exists, (i) the Lenders shall have no obligation to make any Loans and (ii) the Issuing Bank shall have no obligation to issue, amend, renew or extend any Letter of Credit.

3.02 Forbearance Fee. To the extent all Obligations have not been finally paid in full in cash on or before the Forbearance Termination Date, the Borrower shall pay to the Administrative Agent a forbearance fee equal to $750,000 for the pro rata benefit of the Lenders who have executed this Agreement and delivered their executed signature page to the Administrative Agent no later than 5:00 p.m. (Dallas, Texas time) on December 20, 2017, which forbearance fee shall be fully earned and shall be due and payable in full on January 19, 2018 if any Obligations remain outstanding on such date.

ARTICLE IV

Conditions Precedent and Additional Covenants

4.01 Conditions to Effectiveness. Notwithstanding anything herein to the contrary, the Forbearance shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.01:

(a) Execution and Delivery. Each Credit Party, the Administrative Agent and the Lenders (or at least the requisite percentage thereof) shall have executed and delivered this Agreement;

(b) DIP Financing Commitment. The Borrower shall have delivered to the Administrative Agent and the Lenders a fully executed copy of a commitment letter for a senior secured debtor-in-possession credit facility (the “DIP Commitment”) that sets forth, among other things, (i) a fully underwritten commitment, expiring no earlier than January 19, 2018, to provide Indebtedness in an aggregate amount of at least $250,000,000, (ii) as a condition precedent to such credit facility, that all Obligations under the Loan Documents be paid in full in cash and (iii) restrictions on the Borrower’s right or ability to, or an agreement by the Borrower that it will not, prior to January 19, 2018, seek, solicit, or enter into any discussions or agreements in respect of any similar debt financing with any other Person(s);

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(c) Fees. The Borrower shall have paid to the Administrative Agent a work fee equal to $375,000 for the pro rata benefit of the Lenders who have executed this Agreement and delivered their executed signature page to the Administrative Agent no later than 5:00 p.m. (Dallas, Texas time) on December 20, 2017;

(d) Junior Lien Forbearance Agreements. The Borrower shall have delivered to the Administrative Agent (i) a fully executed copy of a forbearance or similar agreement whereby the majority holders of the 1.5 Lien Notes shall have agreed to forbear during the Forbearance Period from exercising any remedies with respect to any Specified Event of Default and (ii) a fully executed copy of a forbearance or similar agreement whereby the majority holders of the 1.75 Lien Debt shall have agreed to forbear during the Forbearance Period from exercising any remedies with respect to any Specified Event of Default, and in each case, such agreement shall be on terms and conditions reasonably acceptable to the Administrative Agent; and

(e) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to this Agreement and the transactions provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

4.02 Covenants Upon Which Continuing Effectiveness of Forbearance is Conditioned. In addition to and not in limitation of any other provision of this Agreement, unless each of the following covenants shall be and shall continue to be fully satisfied, the Forbearance shall terminate automatically pursuant to Section 2.01 hereof (each covenant being separate and independent of each other covenant, such that the satisfaction of any one or more, or the waiver of satisfaction any one or more, shall not affect the absolute obligation of the Borrower and the other Credit Parties to satisfy each separate covenant), and the failure to comply with each of the following covenants shall constitute an Event of Default under the Credit Agreement and the other Loan Documents without any cure or grace period:

(a) The representations and warranties contained in this Agreement shall be true and correct in all material respects.

(b) The Borrower and each other Credit Party shall strictly comply at all times with the terms and provisions of this Agreement and the other Loan Documents, including all provisions thereof that restrict the rights of the Borrower from taking certain actions or making certain payments once a Default or Event of Default occurs.

(c) Unless otherwise waived or modified by the Administrative Agent in its sole discretion, on Wednesday or Thursday of each week during the Forbearance Period, the Borrower shall provide the Administrative Agent an update on the Borrower’s progress with respect to its restructuring plan in detail reasonably satisfactory to the Administrative Agent.

(d) The DIP Commitment shall be in full force and effect at all times during the Forbearance Period and shall not have been terminated in accordance with its terms or otherwise.

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4.03 Failure of Covenant/Condition. The termination or expiration of the Forbearance Period shall release the Administrative Agent and the Lenders from any obligation arising hereunder, shall entitle the Administrative Agent and the Lenders to exercise any and all of their rights and remedies available under any of the Loan Documents and applicable law. Following the date that the Forbearance shall become effective, the failure of the Borrower and each other Credit Party to satisfy or continue to satisfy any covenant or other condition in this Agreement shall constitute an Event of Default under and as defined in the Credit Agreement and a default under this Agreement, shall result in the automatic termination of the Forbearance Period as set forth in Section 2.10 of this Agreement and shall entitle the Administrative Agent and the Lenders to exercise any and all of their rights and remedies under any of the Loan Documents or at law or in equity, including with respect to the Specified Events of Default.

ARTICLE V

No Waiver; Acknowledgement and Reaffirmation

5.01 No Waiver. Nothing contained herein shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Agreement, or of any other contract or instrument between the Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, and the failure by the Administrative Agent or the Lenders at any time or times hereafter to require strict performance by the Borrower or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or the Lenders to thereafter demand strict compliance therewith. The Administrative Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Agreement and any other contract or instrument between the Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand. This Agreement is not to be construed as a cure, waiver or forgiveness of the Specified Events of Default or of any other Default or Event of Default under and as defined in the Credit Agreement now existing or hereafter arising.

5.02 Reaffirmation of Security Interests. Each Credit Party hereby acknowledges, confirms and agrees that (a) pursuant to the Loan Documents, the Administrative Agent, for the benefit of the Secured Parties, holds first priority, fully enforceable, nonavoidable, valid and duly perfected security interests in and Liens upon the Collateral, subject only to Liens permitted under Section 7.02 of the Credit Agreement, and (b) such security interests and Liens secure all of the Obligations now or hereafter incurred. Each Credit Party hereby reaffirms its obligations under each of the Security Instruments, in each case as amended or modified to date, to which it is a party.

ARTICLE VI

Ratifications, Representations and Warranties

6.01 Ratifications. For the period during which the Forbearance is effective, the terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as

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expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party hereby agrees that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02 Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Agreement have been authorized by all requisite corporate action on the part of the Borrower and will not violate the organizational documents or governing documents of such Credit Party; (b) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to any earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; (c) other than the Specified Events of Default, no Default or Event of Default under and as defined in the Credit Agreement has occurred and is continuing; (d) other than the Specified Events of Default, the Credit Parties are in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, unless such compliance has been specifically waived in writing by the Administrative Agent and the Lenders (or at least the required percentage thereof); (e) such Credit Party has not amended its organizational documents or governing documents since the Effective Date of the Credit Agreement; and (f) such Credit Party, at the Administrative Agent’s reasonable request, shall promptly execute or cause to be executed and shall deliver to the Administrative Agent any and all documents, instruments and agreements deemed necessary by the Administrative Agent to give effect to or carry out the terms or intent of this Agreement.

ARTICLE VII

Miscellaneous Provisions

7.01 Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or any closing shall affect such representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

7.02 Expenses of Administrative Agent. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Administrative Agent’s legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement or any other Loan Documents, including, without limitation, the costs and fees of the Administrative Agent’s legal counsel and financial advisors.

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7.03 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.04 Successors and Assigns; No Third Party Beneficiaries. This Agreement is binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns, provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders. Except as expressly provided in the preceding sentence, neither this Agreement nor any of the provisions hereof shall inure to the benefit of any Person other than the parties hereto.

7.05 No Duress. This Agreement has been entered into without force or duress, of the free will of each Credit Party and such Credit Party’s decision to enter into this Agreement is a fully informed decision and such Credit Party is aware of all legal and other ramifications of such decision.

7.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart to this Agreement.

7.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or the Lenders (or any portion thereof) to or for any breach of or deviation from any covenant or condition by the Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

7.09 APPLICABLE LAW. THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.10 FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH PARTY HERETO.

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7.11 RELEASE. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” (AS DEFINED IN THE CREDIT AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY LENDER. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (THE “RELEASEES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (“CLAIMS”), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST ANY SUCH RELEASEE, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN CONNECTION WITH THE CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

7.12 COVENANT NOT TO SUE. EACH CREDIT PARTY HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY SUCH CREDIT PARTY PURSUANT TO SECTION 7.10 ABOVE. IF ANY CREDIT PARTY VIOLATES THE FOREGOING COVENANT, SUCH CREDIT PARTY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND ITS PRESENT AND FORMER SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, DIVISIONS, PREDECESSORS, DIRECTORS, OFFICERS, ATTORNEYS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASEE MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASEE AS A RESULT OF SUCH VIOLATION.

7.13 Reviewed by Attorneys. Each Credit Party represents and warrants to the Administrative Agent and the Lenders that it (a) understands fully the terms of this Agreement

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and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Credit Party may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

7.14 Loan Document. This Agreement shall be deemed to constitute a Loan Document for all purposes and in all respects.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO OPERATING COMPANY, LP

By: EXCO Partners OLP GP, LLC, its general partner

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO - Forbearance Agreement	Signature Page

EXCO GP PARTNERS OLD, LP

By: EXCO Partners GP, LLC, its general partner

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING GP, LLC

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING, LP

By: Raider Marketing GP, LLC its general partner

By:	/s/ Tyler Farquharson

Name:	Tyler Farquharson
Title:	Vice President, Chief Financial Officer and Treasurer

EXCO - Forbearance Agreement	Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ David M. Morris

Name:	David M. Morris
Title:	Authorized Officer

EXCO - Forbearance Agreement	Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ C. Mark Hedrick

Name:	C. Mark Hedrick
Title:	Managing Director

EXCO - Forbearance Agreement	Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bryan McDavid

Name:	Bryan McDavid
Title:	Director

EXCO - Forbearance Agreement	Signature Page

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Melissa Guzmann

Name:	Melissa Guzmann
Title:	Director

EXCO - Forbearance Agreement	Signature Page

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Craig Pearson

Name:	Craig Pearson
Title:	Associate Director

By:	/s/ Darlene Arias

Name:	Darlene Arias
Title:	Director

EXCO - Forbearance Agreement	Signature Page

NATIXIS, as a Lender

By:	/s/ Brice Le Foyer

Name:	Brice Le Foyer
Title:	Director

By:	/s/ Vikram Nath

Name:	Vikram Nath
Title:	Director

EXCO - Forbearance Agreement	Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam

Name:	Chris Lam
Title:	Authorized Signatory

EXCO - Forbearance Agreement	Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Brewster

Name:	Mark Brewster
Title:	Vice President

EXCO - Forbearance Agreement	Signature Page

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser

Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall

Name:	Charles Hall
Title:	Managing Director

EXCO - Forbearance Agreement	Signature Page